NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	12 Months Ended
Dec. 31, 2023
Earnings Per Share [Abstract]
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS
14. NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS
Basic EPS is measured as the income or loss available to common stockholders divided by the weighted average common shares outstanding for the period. Diluted EPS presents the dilutive effect on a per-share basis from the potential conversion of convertible securities or the exercise of options and/or warrants; the dilutive impacts of potentially convertible securities are calculated using the if-converted method; the potentially dilutive effect of options or warrants are computed using the treasury stock method. Securities that potentially have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the diluted EPS calculation.
Upon the closing of the Merger Agreement with XPDI in January 2022, the Convertible Notes became convertible into common shares at the option of the holder at a conversion price equal to $8.00 per share and also began to meet the definition of a participating security. On or after the closing of the Business Combination, dividend payments made to equity holders of the Company are also made ratably to holders of the Convertible Notes on an as-converted basis. As a result, the Convertible Notes meet the definition of participating securities based on their respective rights to receive dividends and they are treated as a separate class of securities in computing basic EPS using the two-class method. Under the two-class method, all earnings (distributed and undistributed) are allocated to common stock and participating securities. However, undistributed losses are not allocated to the Convertible Notes under the two-class method because holders of the Convertible Notes do not have a contractual obligation to share in the losses of the Company. Diluted EPS for the Convertible Notes is calculated under both the two-class and if-converted methods, and the more dilutive amount is reported.
Restricted stock awards assumed from the SPAC Vesting Shares issued as part of the XPDI Merger in January 2022 also have non-forfeitable rights to receive dividends, if declared, and meet the definition of participating securities. Because these instruments do not have a contractual obligation to share in the losses of the Company, undistributed losses are not allocated to them.
The following table sets forth reconciliations of the numerators and denominators used to compute basic and diluted earnings per share (in thousands, except per share amounts):

	Year Ended December 31,
	2023	2022	2021
Net (loss) income	$(246,487)	$(2,146,318)	$47,312

Weighted average shares outstanding - basic	379,863	340,647	207,263
Add: Dilutive share-based compensation awards	—	—	26,042
Weighted average shares outstanding - diluted	379,863	340,647	233,305

Net (loss) income per share - basic	$(0.65)	$(6.30)	$0.23
Net (loss) income per share - diluted	$(0.65)	$(6.30)	$0.20
On January 23, 2024, the Company emerged from bankruptcy, which resulted in various transactions that affected the capital structure of the Company. Refer to Note 17 — Subsequent Events for more details.
Potentially dilutive securities includes securities not included in the calculation of diluted net loss per share because to do so would be anti-dilutive and contingently issuable shares for which all necessary conditions for issuance had not been satisfied by the end of the period. Potentially dilutive securities are as follows (in common stock equivalent shares, in thousands):

	Year Ended December 31,
	2023	2022	2021
Stock options	22,575	23,915	6,716
Warrants	14,892	18,311	—
Restricted stock	38,358	45,217	84,035
Convertible Notes	69,998	69,998	—
Share settled liability	—	—	1,943
SPAC vesting shares	1,725	1,725	—
Total potentially dilutive shares	147,548	159,166	92,694